UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 4, 2018

Ferrellgas Partners, L.P.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-11331	43-1698480
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas		66210
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	913-661-1500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Ferrellgas Partners Finance Corp.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	333-06693	43-1742520
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas		66210
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	913-661-1500

n/a
______________________________________________
Former name or former address, if changed since last report

Ferrellgas, L.P.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-50182	43-1698481
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas		66210
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	913-661-1500

n/a
______________________________________________
Former name or former address, if changed since last report

Ferrellgas Finance Corp.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-50183	14-1866671
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas		66210
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	913-661-1500

n/a
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Ferrellgas Partners, L.P.

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Ferrellgas Partners Finance Corp.

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Ferrellgas, L.P.

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Ferrellgas Finance Corp.

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

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Item 1.01 Entry into a Material Definitive Agreement.

The information included in Item 2.03 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01 of this Current Report on Form 8-K.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On May 4, 2018, Ferrellgas, L.P., the operating partnership Ferrellgas Partners, L.P. (NYSE:FGP), executed a new $575.0 million senior secured credit facility to replace the current $575.0 million senior secured credit facility that was scheduled to mature in October 2018. This new facility consists of a $300 million revolving line of credit supported by commitments from TPG Specialty Lending, Inc. and PNC Bank, National Association, as well as a $275 million term loan, both priced at LIBOR + 5.75% and maturing May 4, 2023. The revolving line of credit contains a $125 million sublimit for the issuance of letters of credit. Borrowings under this facility are available for working capital needs, capital expenditures and other general partnership purposes, including the refinancing of existing indebtedness and acquisitions. At closing, the proceeds of the term loan were used to repay and terminate the operating partnership’s existing credit facility, no revolving credit loans were outstanding, approximately $100 million of letters of credit were issued, and will result in approximately $75 million of surplus cash on the operating partnership’s balance sheet.

The term loan does not any scheduled principal payments and the revolving credit facility does not have any scheduled commitment reductions before maturity, but the credit facility requires prepayments from asset sales in excess of $15 million in any fiscal year that are not reinvested with 360 days after receipt of the proceeds. Also excluded from the asset sale prepayment requirement are proceeds from certain assets sales used to redeem or purchase FGP’s senior unsecured notes due 2020 (the "2020 Notes") within 360 days after receipt of the proceeds. Additional prepayments are required from 50% of excess cash flow in any fiscal year beginning with fiscal year 2019 and from certain insurance proceeds and tax refunds.

This new senior secured credit facility is secured with substantially all of the operating partnership and its subsidiaries’ asset and FGP and the general partner’s partnership interests in the operating partnership and contains various affirmative and negative covenants and default provisions, as well as requirements with respect to the maintenance of specified financial ratios and limitations on the making of loans and investments.

Specifically, the operating partnership and its restricted subsidiaries:
1. shall not permit (1) the ratio of (a) EBITDA with certain adjustments less non-acquisition capital expenditures to (b) interest expense, partnership distributions, cash taxes, and scheduled principal payments (other than payments due at maturity) for any four fiscal quarter period starting with July 31, 2018 to be less than 1.00 to 1.00 and (2) the ratio of (a) total secured debt and letters of credit at the end of any fiscal quarter to (b) EBITDA with certain adjustments for the four fiscal quarter period then ending starting with July 31, 2018 to be greater than 3.00 to 1.00;
2. shall not incur other debt, except (a) certain ordinary course of business debt, (b) refinancings of the operating partnership’s senior unsecured notes subject to certain customary conditions, (c) $25 million of capital leases, (d) unlimited other unsecured debt subject to certain customary conditions and pro forma compliance with the financial covenants, (e) certain other debt issued in exchange for the 2020 Notes subject to certain customary conditions, (f) non-speculative commodity and interest hedging, (g) disqualified preferred stock used to refinance the operating partnership’s senior unsecured notes subject to certain customary conditions, and (h) $5 million of other unsecured or subordinated debt;
3. shall not permit liens except (a) certain ordinary course of business liens, (b) liens securing on a second or third lien basis debt refinancing the operating partnership’s unsecured notes and debt issued in exchange for the 2020 Notes in an aggregate amount not to exceed $250 million, and (c) other liens securing obligations not to exceed $10 million;
4. shall not make investments except (a) certain ordinary course of business investments, (b) investments in connection with the consummation of the purchase or exchange for permitted debt of the 2020 Notes, (c) acquisitions permitted under the acquisitions covenant, and (d) other investments in an amount not to exceed $25 million;
5. shall not dispose of assets or make acquisitions except (a) certain ordinary course of business dispositions and acquisitions, (b) certain specified assets sales the net proceeds of which are used to redeem or purchase the 2020 Notes, (c) asset sales outside the ordinary course of business the proceeds of which are less than $25 million and when aggregated with other assets sales in the same fiscal year are less than $50 million so long as the sales are for at least 75% cash and the proceeds are reinvested with 360 after receipt or used to prepay the credit facility; and (d) asset or equity acquisitions subject to certain customary conditions that do not exceed an aggregate purchase price of $50 million in any fiscal year; and
6. shall not make distributions except:
(a) certain ordinary course of business distributions and
(b)(i) to pay scheduled interest on the 2020 Notes, (ii) distributions from the net cash proceeds of certain specified asset sales plus $25 million to purchase or redeem the 2020 Notes, and (iii) other distributions not to exceed the greater of (A) $10 million a fiscal quarter and (B) available cash for a fiscal quarter, so long as, in the case of available cash, the ratio of total funded debt and letters of credit at the end of the prior fiscal quarter to EBITDA with certain adjustments for the four quarters ending at the end of the prior fiscal quarter is less than 7.75 in fiscal year 2018, 7.25 in fiscal year 2019, 6.75 in fiscal year 2020, and 6.25 in any fiscal year thereafter, in the case of each of the foregoing, so long as no default exists, the operating partnership is in pro forma compliance with its financial covenants, and after giving effect to the payment unrestricted cash plus availability under the credit facility is at least (1) $70 million in the fiscal quarter ending October 31, (2) $35 million in the fiscal quarter ending January 31, (3) $55 million in the fiscal quarter ending April 30 and (4) $100 million in the fiscal quarter ending July 31.

Item 8.01 Other Events.

On May 7, 2018, Ferrellgas, L.P. issued a press release related to the announcement of its $575.0 million senior secured credit facility expiring 2023. A copy of this press release is filed with this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1 Press release of Ferrellgas, L.P. dated May 7, 2018

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Exhibit Index

Exhibit No.	Description

99	Press release of the Issuers dated May 7, 2018

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ferrellgas Partners, L.P.

May 7, 2018	By:	/s/ Doran N. Schwartz

Name: Doran N. Schwartz
Title: Senior Vice President; Chief Financial Officer; Treasurer (Principal Financial and Accounting Officer)

Ferrellgas Partners Finance Corp.

May 7, 2018	By:	/s/ Doran N. Schwartz

Name: Doran N. Schwartz
Title: Chief Financial Officer and Sole Director

Ferrellgas, L.P.

May 7, 2018	By:	/s/ Doran N. Schwartz

Name: Doran N. Schwartz
Title: Senior Vice President; Chief Financial Officer; Treasurer (Principal Financial and Accounting Officer)

Ferrellgas Finance Corp.

May 7, 2018	By:	/s/ Doran N. Schwartz

Name: Doran N. Schwartz
Title: Chief Financial Officer and Sole Director

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